The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72DD correctly, the

correct answer is as follows (in 000's):"

A-Class

INTECH Emerging Markets Managed Volatility Fund $1

INTECH Global Income Managed Volatility Fund $54

INTECH International Managed Volatility Fund $17

INTECH U.S. Core Fund $0

INTECH U.S. Managed Volatility Fund $47

Janus Adaptive Global Allocation Fund $1

Janus Diversified Alternatives Fund $0

Janus Flexible Bond Fund $9,260

Janus Global Allocation Fund - Conservative $109

Janus Global Allocation Fund - Growth $39

Janus Global Allocation Fund - Moderate $134

Janus Global Bond Fund $191

Janus Global Unconstrained Bond Fund $839

Janus High-Yield Fund $4,238

Janus Multi-Sector Income Fund $81

Janus Real Return Fund $51

Janus Short-Term Bond Fund $869

Perkins Large Cap Value Fund $46

Perkins Mid Cap Value Fund $1,699

Perkins Select Value Fund $0

Perkins Small Cap Value Fund $107

Perkins Value Plus Income Fund $65

C-Class

INTECH Emerging Markets Managed Volatility Fund $0

INTECH Global Income Managed Volatility Fund $15

INTECH International Managed Volatility Fund $6

INTECH U.S. Core Fund $0

INTECH U.S. Managed Volatility Fund $14

Janus Adaptive Global Allocation Fund $1

Janus Diversified Alternatives Fund $0

Janus Flexible Bond Fund $3,224

Janus Global Allocation Fund - Conservative $114

Janus Global Allocation Fund - Growth $29

Janus Global Allocation Fund - Moderate $60

Janus Global Bond Fund $36

Janus Global Unconstrained Bond Fund $291

Janus High-Yield Fund $1,385

Janus Multi-Sector Income Fund $48

Janus Real Return Fund $29

Janus Short-Term Bond Fund $123

Perkins Large Cap Value Fund $22

Perkins Mid Cap Value Fund $501

Perkins Select Value Fund $0

Perkins Small Cap Value Fund $0

Perkins Value Plus Income Fund $48

D-Class

INTECH Emerging Markets Managed Volatility Fund $10

INTECH Global Income Managed Volatility Fund $130

INTECH International Managed Volatility Fund $15

INTECH U.S. Core Fund $366

INTECH U.S. Managed Volatility Fund $19

Janus Adaptive Global Allocation Fund $3

Janus Diversified Alternatives Fund $0

Janus Flexible Bond Fund $8,639

Janus Global Allocation Fund - Conservative $2,185

Janus Global Allocation Fund - Growth $2,348

Janus Global Allocation Fund - Moderate $2,611

Janus Global Bond Fund $97

Janus Global Unconstrained Bond Fund $129

Janus High-Yield Fund $9,633

Janus Multi-Sector Income Fund $178

Janus Real Return Fund $97

Janus Short-Term Bond Fund $1,217

Perkins Large Cap Value Fund $533

Perkins Mid Cap Value Fund $11,130

Perkins Select Value Fund $39

Perkins Small Cap Value Fund $593

Perkins Value Plus Income Fund $308

I-Class

INTECH Emerging Markets Managed Volatility Fund $3

INTECH Global Income Managed Volatility Fund $44

INTECH International Managed Volatility Fund $895

INTECH U.S. Core Fund $257

INTECH U.S. Managed Volatility Fund $312

Janus Adaptive Global Allocation Fund $3

Janus Diversified Alternatives Fund $0

Janus Flexible Bond Fund $73,994

Janus Global Allocation Fund - Conservative $44

Janus Global Allocation Fund - Growth $73

Janus Global Allocation Fund - Moderate $50

Janus Global Bond Fund $337

Janus Global Unconstrained Bond Fund $11,767

Janus High-Yield Fund $7,365

Janus Multi-Sector Income Fund $44

Janus Real Return Fund $42

Janus Short-Term Bond Fund $3,446

Perkins Large Cap Value Fund $574

Perkins Mid Cap Value Fund $14,495

Perkins Select Value Fund $436

Perkins Small Cap Value Fund $2,325

Perkins Value Plus Income Fund $44

L-Class

Perkins Mid Cap Value Fund $142

Perkins Small Cap Value Fund $1,643

N-Class

INTECH U.S. Core Fund $0

INTECH U.S. Managed Volatility Fund $328

Janus Adaptive Global Allocation Fund $155

Janus Diversified Alternatives Fund $0

Janus Flexible Bond Fund $8,391

Janus Global Bond Fund $2,391

Janus Global Unconstrained Bond Fund $36

Janus High-Yield Fund $476

Janus Multi-Sector Income Fund $53

Janus Short-Term Bond Fund $271

Perkins Large Cap Value Fund $1,211

Perkins Mid Cap Value Fund $2,041

Perkins Small Cap Value Fund $1,769

R-Class

Janus Flexible Bond Fund $377

Janus Global Unconstrained Bond Fund $1

Janus High-Yield Fund $41

Perkins Mid Cap Value Fund $585

Perkins Small Cap Value Fund $10

S-Class

INTECH Emerging Markets Managed Volatility Fund $0

INTECH Global Income Managed Volatility Fund $2

INTECH International Managed Volatility Fund $1

INTECH U.S. Core Fund $0

INTECH U.S. Managed Volatility Fund $19

Janus Adaptive Global Allocation Fund $2

Janus Diversified Alternatives Fund $0

Janus Flexible Bond Fund $839

Janus Global Allocation Fund - Conservative $13

Janus Global Allocation Fund - Growth $21

Janus Global Allocation Fund - Moderate $22

Janus Global Bond Fund $2

Janus Global Unconstrained Bond Fund $4

Janus High-Yield Fund $66

Janus Multi-Sector Income Fund $42

Janus Real Return Fund $15

Janus Short-Term Bond Fund $15

Perkins Large Cap Value Fund $3

Perkins Mid Cap Value Fund $1,699

Perkins Select Value Fund $0

Perkins Small Cap Value Fund $178

Perkins Value Plus Income Fund $26

T-Class

INTECH Emerging Markets Managed Volatility Fund $1

INTECH Global Income Managed Volatility Fund $46

INTECH International Managed Volatility Fund $20

INTECH U.S. Core Fund $65

INTECH U.S. Managed Volatility Fund $346

Janus Adaptive Global Allocation Fund $2

Janus Diversified Alternatives Fund $0

Janus Flexible Bond Fund $18,901

Janus Global Allocation Fund - Conservative $330

Janus Global Allocation Fund - Growth $209

Janus Global Allocation Fund - Moderate $247

Janus Global Bond Fund $118

Janus Global Unconstrained Bond Fund $1,962

Janus High-Yield Fund $33,349

Janus Multi-Sector Income Fund $131

Janus Real Return Fund $51

Janus Short-Term Bond Fund $9,911

Perkins Large Cap Value Fund $48

Perkins Mid Cap Value Fund $25,414

Perkins Select Value Fund $5

Perkins Small Cap Value Fund $3,343

Perkins Value Plus Income Fund $36

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for

"responding to Item 73A correctly, the correct answer is as follows:"

A-Class

INTECH Emerging Markets Managed Volatility Fund $0.0785

INTECH Global Income Managed Volatility Fund $0.1581

INTECH International Managed Volatility Fund $0.0504

INTECH U.S. Core Fund $0.0004

INTECH U.S. Managed Volatility Fund $0.0292

Janus Adaptive Global Allocation Fund $0.0205

Janus Diversified Alternatives Fund $0.0000

Janus Flexible Bond Fund $0.1308

Janus Global Allocation Fund - Conservative $0.1156

Janus Global Allocation Fund - Growth $0.1331

Janus Global Allocation Fund - Moderate $0.1263

Janus Global Bond Fund $0.0886

Janus Global Unconstrained Bond Fund $0.0959

Janus High-Yield Fund $0.2282

Janus Multi-Sector Income Fund $0.2175

Janus Real Return Fund $0.1611

Janus Short-Term Bond Fund $0.0169

Perkins Large Cap Value Fund $0.2057

Perkins Mid Cap Value Fund $0.2036

Perkins Select Value Fund $0.0445

Perkins Small Cap Value Fund $0.0573

Perkins Value Plus Income Fund $0.1176

C-Class

INTECH Emerging Markets Managed Volatility Fund $0.0041

INTECH Global Income Managed Volatility Fund $0.1182

INTECH International Managed Volatility Fund $0.0603

INTECH U.S. Core Fund $0.0000

INTECH U.S. Managed Volatility Fund $0.0136

Janus Adaptive Global Allocation Fund $0.0053

Janus Diversified Alternatives Fund $0.0000

Janus Flexible Bond Fund $0.0957

Janus Global Allocation Fund - Conservative $0.0722

Janus Global Allocation Fund - Growth $0.0729

Janus Global Allocation Fund - Moderate $0.0705

Janus Global Bond Fund $0.0528

Janus Global Unconstrained Bond Fund $0.0572

Janus High-Yield Fund $0.2024

Janus Multi-Sector Income Fund $0.1876

Janus Real Return Fund $0.1280

Janus Short-Term Bond Fund $0.0069

Perkins Large Cap Value Fund $0.1457

Perkins Mid Cap Value Fund $0.1013

Perkins Select Value Fund $0.0000

Perkins Small Cap Value Fund $0.0000

Perkins Value Plus Income Fund $0.0807

D-Class

INTECH Emerging Markets Managed Volatility Fund $0.0862

INTECH Global Income Managed Volatility Fund $0.1689

INTECH International Managed Volatility Fund $0.1167

INTECH U.S. Core Fund $0.0260

INTECH U.S. Managed Volatility Fund $0.0302

Janus Adaptive Global Allocation Fund $0.0220

Janus Diversified Alternatives Fund $0.0000

Janus Flexible Bond Fund $0.1414

Janus Global Allocation Fund - Conservative $0.1397

Janus Global Allocation Fund - Growth $0.1540

Janus Global Allocation Fund - Moderate $0.1494

Janus Global Bond Fund $0.0982

Janus Global Unconstrained Bond Fund $0.0949

Janus High-Yield Fund $0.2358

Janus Multi-Sector Income Fund $0.2275

Janus Real Return Fund $0.1666

Janus Short-Term Bond Fund $0.0194

Perkins Large Cap Value Fund $0.2377

Perkins Mid Cap Value Fund $0.2806

Perkins Select Value Fund $0.0727

Perkins Small Cap Value Fund $0.1712

Perkins Value Plus Income Fund $0.1238

I-Class

INTECH Emerging Markets Managed Volatility Fund $0.1015

INTECH Global Income Managed Volatility Fund $0.1733

INTECH International Managed Volatility Fund $0.1171

INTECH U.S. Core Fund $0.0433

INTECH U.S. Managed Volatility Fund $0.0381

Janus Adaptive Global Allocation Fund $0.0294

Janus Diversified Alternatives Fund $0.0000

Janus Flexible Bond Fund $0.1437

Janus Global Allocation Fund - Conservative $0.1443

Janus Global Allocation Fund - Growth $0.1658

Janus Global Allocation Fund - Moderate $0.1568

Janus Global Bond Fund $0.1015

Janus Global Unconstrained Bond Fund $0.1077

Janus High-Yield Fund $0.2391

Janus Multi-Sector Income Fund $0.2343

Janus Real Return Fund $0.1723

Janus Short-Term Bond Fund $0.0209

Perkins Large Cap Value Fund $0.2417

Perkins Mid Cap Value Fund $0.2742

Perkins Select Value Fund $0.0773

Perkins Small Cap Value Fund $0.1610

Perkins Value Plus Income Fund $0.1269

L-Class

Perkins Mid Cap Value Fund $0.2572

Perkins Small Cap Value Fund $0.1993

N-Class

INTECH U.S. Core Fund $0.0516

INTECH U.S. Managed Volatility Fund $0.0413

Janus Adaptive Global Allocation Fund $0.0293

Janus Diversified Alternatives Fund $0.0000

Janus Flexible Bond Fund $0.1498

Janus Global Bond Fund $0.1060

Janus Global Unconstrained Bond Fund $0.1096

Janus High-Yield Fund $0.2425

Janus Multi-Sector Income Fund $0.2343

Janus Short-Term Bond Fund $0.0216

Perkins Large Cap Value Fund $0.2615

Perkins Mid Cap Value Fund $0.3117

Perkins Small Cap Value Fund $0.2059

R-Class

Janus Flexible Bond Fund $0.1099

Janus Global Unconstrained Bond Fund $0.0721

Janus High-Yield Fund $0.2103

Perkins Mid Cap Value Fund $0.1462

Perkins Small Cap Value Fund $0.0131

S-Class

INTECH Emerging Markets Managed Volatility Fund $0.0617

INTECH Global Income Managed Volatility Fund $0.1710

INTECH International Managed Volatility Fund $0.0928

INTECH U.S. Core Fund $0.0000

INTECH U.S. Managed Volatility Fund $0.0137

Janus Adaptive Global Allocation Fund $0.0172

Janus Diversified Alternatives Fund $0.0000

Janus Flexible Bond Fund $0.1236

Janus Global Allocation Fund - Conservative $0.0848

Janus Global Allocation Fund - Growth $0.1160

Janus Global Allocation Fund - Moderate $0.1030

Janus Global Bond Fund $0.1116

Janus Global Unconstrained Bond Fund $0.0891

Janus High-Yield Fund $0.2227

Janus Multi-Sector Income Fund $0.2280

Janus Real Return Fund $0.1803

Janus Short-Term Bond Fund $0.0171

Perkins Large Cap Value Fund $0.2141

Perkins Mid Cap Value Fund $0.1958

Perkins Select Value Fund $0.0474

Perkins Small Cap Value Fund $0.0723

Perkins Value Plus Income Fund $0.1399

T-Class

INTECH Emerging Markets Managed Volatility Fund $0.0863

INTECH Global Income Managed Volatility Fund $0.1662

INTECH International Managed Volatility Fund $0.1055

INTECH U.S. Core Fund $0.0099

INTECH U.S. Managed Volatility Fund $0.0299

Janus Adaptive Global Allocation Fund $0.0232

Janus Diversified Alternatives Fund $0.0000

Janus Flexible Bond Fund $0.1374

Janus Global Allocation Fund - Conservative $0.1375

Janus Global Allocation Fund - Growth $0.1491

Janus Global Allocation Fund - Moderate $0.1452

Janus Global Bond Fund $0.0944

Janus Global Unconstrained Bond Fund $0.0988

Janus High-Yield Fund $0.2326

Janus Multi-Sector Income Fund $0.2285

Janus Real Return Fund $0.1763

Janus Short-Term Bond Fund $0.0180

Perkins Large Cap Value Fund $0.2206

Perkins Mid Cap Value Fund $0.2554

Perkins Select Value Fund $0.0407

Perkins Small Cap Value Fund $0.1406

Perkins Value Plus Income Fund $0.1329

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for

"responding to Item 74U correctly, the correct answer is as follows (in 000's):"

A-Class

INTECH Emerging Markets Managed Volatility Fund: 15

INTECH Global Income Managed Volatility Fund: 432

INTECH International Managed Volatility Fund: 330

INTECH U.S. Core Fund: 1,357

INTECH U.S. Managed Volatility Fund: 1,666

Janus Adaptive Global Allocation Fund: 68

Janus Diversified Alternatives Fund: 284

Janus Flexible Bond Fund: 67,450

Janus Global Allocation Fund - Conservative: 993

Janus Global Allocation Fund - Growth: 367

Janus Global Allocation Fund - Moderate: 1,103

Janus Global Bond Fund: 1,757

Janus Global Unconstrained Bond Fund: 8,254

Janus High-Yield Fund: 16,651

Janus Multi-Sector Income Fund: 477

Janus Real Return Fund: 464

Janus Short-Term Bond Fund: 49,762

Perkins Large Cap Value Fund: 232

Perkins Mid Cap Value Fund: 9,938

Perkins Select Value Fund: 10

Perkins Small Cap Value Fund: 2,091

Perkins Value Plus Income Fund: 562

C-Class

INTECH Emerging Markets Managed Volatility Fund: 5

INTECH Global Income Managed Volatility Fund: 170

INTECH International Managed Volatility Fund: 108

INTECH U.S. Core Fund: 1,045

INTECH U.S. Managed Volatility Fund: 1,247

Janus Adaptive Global Allocation Fund: 114

Janus Diversified Alternatives Fund: 180

Janus Flexible Bond Fund: 34,192

Janus Global Allocation Fund - Conservative: 1,676

Janus Global Allocation Fund - Growth: 438

Janus Global Allocation Fund - Moderate: 930

Janus Global Bond Fund: 583

Janus Global Unconstrained Bond Fund: 4,434

Janus High-Yield Fund: 6,372

Janus Multi-Sector Income Fund: 329

Janus Real Return Fund: 235

Janus Short-Term Bond Fund: 18,541

Perkins Large Cap Value Fund: 174

Perkins Mid Cap Value Fund: 5,854

Perkins Select Value Fund: 9

Perkins Small Cap Value Fund: 618

Perkins Value Plus Income Fund: 605

D-Class

INTECH Emerging Markets Managed Volatility Fund: 115

INTECH Global Income Managed Volatility Fund: 962

INTECH International Managed Volatility Fund: 135

INTECH U.S. Core Fund: 16,514

INTECH U.S. Managed Volatility Fund: 658

Janus Adaptive Global Allocation Fund: 127

Janus Diversified Alternatives Fund: 335

Janus Flexible Bond Fund: 60,397

Janus Global Allocation Fund - Conservative: 16,633

Janus Global Allocation Fund - Growth: 16,779

Janus Global Allocation Fund - Moderate: 19,065

Janus Global Bond Fund: 946

Janus Global Unconstrained Bond Fund: 1,362

Janus High-Yield Fund: 39,872

Janus Multi-Sector Income Fund: 973

Janus Real Return Fund: 638

Janus Short-Term Bond Fund: 61,820

Perkins Large Cap Value Fund: 2,367

Perkins Mid Cap Value Fund: 49,293

Perkins Select Value Fund: 571

Perkins Small Cap Value Fund: 3,975

Perkins Value Plus Income Fund: 2,479

I-Class

INTECH Emerging Markets Managed Volatility Fund: 34

INTECH Global Income Managed Volatility Fund: 302

INTECH International Managed Volatility Fund: 7,722

INTECH U.S. Core Fund: 6,937

INTECH U.S. Managed Volatility Fund: 8,292

Janus Adaptive Global Allocation Fund: 113

Janus Diversified Alternatives Fund: 209

Janus Flexible Bond Fund: 513,000

Janus Global Allocation Fund - Conservative: 241

Janus Global Allocation Fund - Growth: 463

Janus Global Allocation Fund - Moderate: 340

Janus Global Bond Fund: 2,946

Janus Global Unconstrained Bond Fund: 101,093

Janus High-Yield Fund: 29,699

Janus Multi-Sector Income Fund: 197

Janus Real Return Fund: 246

Janus Short-Term Bond Fund: 164,619

Perkins Large Cap Value Fund: 2,505

Perkins Mid Cap Value Fund: 64,116

Perkins Select Value Fund: 6,036

Perkins Small Cap Value Fund: 15,922

Perkins Value Plus Income Fund: 353

L-Class

Perkins Mid Cap Value Fund: 664

Perkins Small Cap Value Fund: 9,351

N-Class

INTECH U.S. Core Fund: 3

INTECH U.S. Managed Volatility Fund: 7,923

Janus Adaptive Global Allocation Fund: 5,277

Janus Diversified Alternatives Fund: 4,949

Janus Flexible Bond Fund: 56,444

Janus Global Bond Fund: 21,946

Janus Global Unconstrained Bond Fund: 318

Janus High-Yield Fund: 2,115

Janus Multi-Sector Income Fund: 243

Janus Short-Term Bond Fund: 12,073

Perkins Large Cap Value Fund: 4,866

Perkins Mid Cap Value Fund: 8,114

Perkins Small Cap Value Fund: 9,977

R-Class

Janus Flexible Bond Fund: 3,712

Janus Global Unconstrained Bond Fund: 14

Janus High-Yield Fund: 189

Perkins Mid Cap Value Fund: 4,961

Perkins Small Cap Value Fund: 852

S-Class

INTECH Emerging Markets Managed Volatility Fund: 5

INTECH Global Income Managed Volatility Fund: 15

INTECH International Managed Volatility Fund: 8

INTECH U.S. Core Fund: 2,061

INTECH U.S. Managed Volatility Fund: 667

Janus Adaptive Global Allocation Fund: 112

Janus Diversified Alternatives Fund: 140

Janus Flexible Bond Fund: 7,163

Janus Global Allocation Fund - Conservative: 156

Janus Global Allocation Fund - Growth: 195

Janus Global Allocation Fund - Moderate: 236

Janus Global Bond Fund: 17

Janus Global Unconstrained Bond Fund: 46

Janus High-Yield Fund: 284

Janus Multi-Sector Income Fund: 188

Janus Real Return Fund: 87

Janus Short-Term Bond Fund: 923

Perkins Large Cap Value Fund: 17

Perkins Mid Cap Value Fund: 10,729

Perkins Select Value Fund: 4

Perkins Small Cap Value Fund: 2,448

Perkins Value Plus Income Fund: 190

T-Class

INTECH Emerging Markets Managed Volatility Fund: 17

INTECH Global Income Managed Volatility Fund: 407

INTECH International Managed Volatility Fund: 193

INTECH U.S. Core Fund: 7,608

INTECH U.S. Managed Volatility Fund: 11,622

Janus Adaptive Global Allocation Fund: 114

Janus Diversified Alternatives Fund: 155

Janus Flexible Bond Fund: 141,187

Janus Global Allocation Fund - Conservative: 2,499

Janus Global Allocation Fund - Growth: 1,533

Janus Global Allocation Fund - Moderate: 1,824

Janus Global Bond Fund: 781

Janus Global Unconstrained Bond Fund: 17,362

Janus High-Yield Fund: 144,038

Janus Multi-Sector Income Fund: 1,723

Janus Real Return Fund: 285

Janus Short-Term Bond Fund: 528,702

Perkins Large Cap Value Fund: 228

Perkins Mid Cap Value Fund: 118,966

Perkins Select Value Fund: 130

Perkins Small Cap Value Fund: 26,956

Perkins Value Plus Income Fund: 249

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for

"responding to Item 74V correctly, the correct answer is as follows:"

A-Class

INTECH Emerging Markets Managed Volatility Fund $8.99

INTECH Global Income Managed Volatility Fund $11.82

INTECH International Managed Volatility Fund $7.83

INTECH U.S. Core Fund $17.46

INTECH U.S. Managed Volatility Fund $9.08

Janus Adaptive Global Allocation Fund $9.36

Janus Diversified Alternatives Fund $9.44

Janus Flexible Bond Fund $10.30

Janus Global Allocation Fund - Conservative $11.73

Janus Global Allocation Fund - Growth $12.56

Janus Global Allocation Fund - Moderate $11.95

Janus Global Bond Fund $9.38

Janus Global Unconstrained Bond Fund $9.56

Janus High-Yield Fund $7.94

Janus Multi-Sector Income Fund $9.52

Janus Real Return Fund $9.39

Janus Short-Term Bond Fund $3.01

Perkins Large Cap Value Fund $15.04

Perkins Mid Cap Value Fund $15.51

Perkins Select Value Fund $11.48

Perkins Small Cap Value Fund $18.32

Perkins Value Plus Income Fund $10.60

C-Class

INTECH Emerging Markets Managed Volatility Fund $8.99

INTECH Global Income Managed Volatility Fund $11.75

INTECH International Managed Volatility Fund $7.71

INTECH U.S. Core Fund $17.20

INTECH U.S. Managed Volatility Fund $8.89

Janus Adaptive Global Allocation Fund $9.34

Janus Diversified Alternatives Fund $9.28

Janus Flexible Bond Fund $10.31

Janus Global Allocation Fund - Conservative $11.55

Janus Global Allocation Fund - Growth $12.37

Janus Global Allocation Fund - Moderate $11.80

Janus Global Bond Fund $9.39

Janus Global Unconstrained Bond Fund $9.55

Janus High-Yield Fund $7.94

Janus Multi-Sector Income Fund $9.52

Janus Real Return Fund $9.34

Janus Short-Term Bond Fund $3.01

Perkins Large Cap Value Fund $14.86

Perkins Mid Cap Value Fund $15.28

Perkins Select Value Fund $11.36

Perkins Small Cap Value Fund $17.60

Perkins Value Plus Income Fund $10.62

D-Class

INTECH Emerging Markets Managed Volatility Fund $8.99

INTECH Global Income Managed Volatility Fund $11.79

INTECH International Managed Volatility Fund $7.74

INTECH U.S. Core Fund $17.47

INTECH U.S. Managed Volatility Fund $8.98

Janus Adaptive Global Allocation Fund $9.35

Janus Diversified Alternatives Fund $9.47

Janus Flexible Bond Fund $10.30

Janus Global Allocation Fund - Conservative $11.80

Janus Global Allocation Fund - Growth $12.63

Janus Global Allocation Fund - Moderate $12.02

Janus Global Bond Fund $9.37

Janus Global Unconstrained Bond Fund $9.57

Janus High-Yield Fund $7.94

Janus Multi-Sector Income Fund $9.51

Janus Real Return Fund $9.40

Janus Short-Term Bond Fund $3.01

Perkins Large Cap Value Fund $14.94

Perkins Mid Cap Value Fund $15.31

Perkins Select Value Fund $11.49

Perkins Small Cap Value Fund $18.16

Perkins Value Plus Income Fund $10.61

I-Class

INTECH Emerging Markets Managed Volatility Fund $8.99

INTECH Global Income Managed Volatility Fund $11.85

INTECH International Managed Volatility Fund $7.75

INTECH U.S. Core Fund $17.48

INTECH U.S. Managed Volatility Fund $9.07

Janus Adaptive Global Allocation Fund $9.36

Janus Diversified Alternatives Fund $9.50

Janus Flexible Bond Fund $10.30

Janus Global Allocation Fund - Conservative $11.80

Janus Global Allocation Fund - Growth $12.63

Janus Global Allocation Fund - Moderate $12.01

Janus Global Bond Fund $9.37

Janus Global Unconstrained Bond Fund $9.56

Janus High-Yield Fund $7.94

Janus Multi-Sector Income Fund $9.52

Janus Real Return Fund $9.34

Janus Short-Term Bond Fund $3.01

Perkins Large Cap Value Fund $14.99

Perkins Mid Cap Value Fund $15.33

Perkins Select Value Fund $11.49

Perkins Small Cap Value Fund $18.25

Perkins Value Plus Income Fund $10.61

L-Class

Perkins Mid Cap Value Fund $15.60

Perkins Small Cap Value Fund $18.65

N-Class

INTECH U.S. Core Fund $17.47

INTECH U.S. Managed Volatility Fund $9.04

Janus Adaptive Global Allocation Fund $9.36

Janus Diversified Alternatives Fund $9.51

Janus Flexible Bond Fund $10.30

Janus Global Bond Fund $9.37

Janus Global Unconstrained Bond Fund $9.56

Janus High-Yield Fund $7.94

Janus Multi-Sector Income Fund $9.52

Janus Short-Term Bond Fund $3.01

Perkins Large Cap Value Fund $14.97

Perkins Mid Cap Value Fund $15.27

Perkins Small Cap Value Fund $18.20

R-Class

Janus Flexible Bond Fund $10.30

Janus Global Unconstrained Bond Fund $9.56

Janus High-Yield Fund $7.93

Perkins Mid Cap Value Fund $15.36

Perkins Small Cap Value Fund $17.97

S-Class

INTECH Emerging Markets Managed Volatility Fund $8.99

INTECH Global Income Managed Volatility Fund $11.80

INTECH International Managed Volatility Fund $7.86

INTECH U.S. Core Fund $17.37

INTECH U.S. Managed Volatility Fund $9.06

Janus Adaptive Global Allocation Fund $9.35

Janus Diversified Alternatives Fund $9.41

Janus Flexible Bond Fund $10.31

Janus Global Allocation Fund - Conservative $11.71

Janus Global Allocation Fund - Growth $12.49

Janus Global Allocation Fund - Moderate $11.88

Janus Global Bond Fund $9.39

Janus Global Unconstrained Bond Fund $9.56

Janus High-Yield Fund $7.95

Janus Multi-Sector Income Fund $9.52

Janus Real Return Fund $9.41

Janus Short-Term Bond Fund $3.01

Perkins Large Cap Value Fund $15.14

Perkins Mid Cap Value Fund $15.49

Perkins Select Value Fund $11.47

Perkins Small Cap Value Fund $18.11

Perkins Value Plus Income Fund $10.61

T-Class

INTECH Emerging Markets Managed Volatility Fund $8.99

INTECH Global Income Managed Volatility Fund $11.80

INTECH International Managed Volatility Fund $7.74

INTECH U.S. Core Fund $17.47

INTECH U.S. Managed Volatility Fund $8.97

Janus Adaptive Global Allocation Fund $9.35

Janus Diversified Alternatives Fund $9.46

Janus Flexible Bond Fund $10.30

Janus Global Allocation Fund - Conservative $11.78

Janus Global Allocation Fund - Growth $12.62

Janus Global Allocation Fund - Moderate $11.99

Janus Global Bond Fund $9.38

Janus Global Unconstrained Bond Fund $9.56

Janus High-Yield Fund $7.94

Janus Multi-Sector Income Fund $9.52

Janus Real Return Fund $9.37

Janus Short-Term Bond Fund $3.01

Perkins Large Cap Value Fund $14.92

Perkins Mid Cap Value Fund $15.38

Perkins Select Value Fund $11.50

Perkins Small Cap Value Fund $18.20

Perkins Value Plus Income Fund $10.61